UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report May 6, 2019
(Date of earliest event reported)
VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)
1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 SHAFFER PARKWAY, SUITE 5, LITTLETON, COLORADO 80127
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 2.02  Results of Operation and Financial Condition

On May 6, 2019, the Registrant announced its unaudited financial results for the quarter ended March 31, 2019. Management’s quarterly conference call to discuss these results is scheduled for 2:30 p.m. MDT on May 8, 2019.  The Company’s unaudited financial statements, Management’s Discussion and Analysis together with other important disclosures can be found in the Company’s Quarterly Report on Form 10-Q, filed on May 6, 2019 with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities.

Summary of Q1 2019 Financial Results

Vista reported a net loss of $2.7 million or $0.03 per share for the three-month period ended March 31, 2019. The loss is comprised of $2.1 million of operating expenses and a $0.6 million mark-to-market loss on our investment in Midas Gold Corp., offset by other income of $0.1 million.

Working capital at March 31, 2019 totaled approximately $10.7 million, including cash and short-term investments (comprised of government securities) of approximately $6.4 million. The Company currently has no debt.

Subsequent to the period end, the Company received the second $1.5 million option payment from Minera Alamos for the Guadalupe de los Reyes gold / silver project in Sinaloa, Mexico.  (Please refer to Vista’s April 24, 2019 press release).

Mt Todd Update

During the quarter grinding tests were completed on 470 kilograms of samples with average grades ranging from 0.8 to 1.7 grams gold per tonne (g Au/t), from its Mt Todd gold project. The preliminary grinding test results confirm the results of previous tests, which indicated that the power required to achieve a target grind size of 38-45 microns is less than was estimated in the 2018 preliminary feasibility study.  (Please refer to Vista’s January 24, 2018 press release.)  We have started an update of the Mt Todd technical report and plan to incorporate these test results into an updated preliminary feasibility study scheduled for completion in the coming months.
Vista’s President and CEO, Mr. Frederick H. Earnest commented, “With completion of the grinding tests, we are now able to complete leach recovery testing as the last phase of a comprehensive testing program.  With the anticipated completion of the leach recovery tests in the next month, we expect to generate grind-size leach recovery curves covering a wide range of potential ore feed grades. The relationship between the grind-size and gold recovery on Mt Todd samples is well established, and we expect the leach recovery tests to confirm the results of the test work announced in August 2018.  (Please refer to Vista’s August 2, 2018 press release.)
We are also pleased with the receipt of the Guadalupe de los Reyes option payment as it provides the Company with non-dilutive financing, consistent with our corporate strategy.”
Management Conference Call

A conference call with management to review our financial results for the first quarter ended March 31, 2019 and to discuss corporate and project activities is scheduled for May 8, 2019 at 2:30 p.m. MDT.

Participant Toll Free: 844-898-8648
Participant International:  647-689-4225
Conference ID:  2857058

This call will be archived and available at www.vistagold.com after May 8, 2019.  Audio replay will be available for 21 days by calling toll-free in North America: 855-859-2056, passcode 2857058.

If you are unable to access the audio or phone-in on the day of the conference call, please email your questions to ir@vistagold.com.
All dollar amounts in this press release are in U.S. dollars.

Technical Report on Mt Todd

For further information on the Mt Todd Gold Project, see the Technical Report entitled “NI 43-101 Technical Report Mt Todd Gold Project 50,000 tpd Preliminary Feasibility Study Northern Territory, Australia”, dated March 2, 2018 with an effective date of January 24, 2018, which is available on SEDAR as well as on Vista’s website under the Technical Reports section.
John Rozelle, Vista’ s Sr. Vice President, a Qualified Person as defined by National Instrument 43-101 – Standards of Disclosure for Mineral Projects, has approved the information in this press release.
All dollar amounts in this report are in U.S. dollars.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as our belief that an update of the Mt Todd technical report incorporating new test results into a new report will be completed prior to the end of the second quarter 2019, completion of leach recovery testing as the last phase of a comprehensive testing program in the next month, the leach recovery tests to confirm the results of the testing work announced in August 2018; and our belief that Mt Todd is the largest undeveloped gold project in Australia are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the following: no change to laws or regulations impacting mine development or mining activities, our approved business plans, mineral resource and reserve estimates and results of preliminary economic assessments, preliminary feasibility studies and feasibility studies on our projects, if any, our experience with regulators, our experience and knowledge of the Australian mining industry and positive changes to current economic conditions and the price of gold.  When used in this press release, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; uncertainty as to the results of bulk metallurgical test work; and uncertainty as to completion of critical milestones for Mt Todd; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed in February 2019 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD

On May 6, 2019, the Registrant issued a press release that announced its unaudited financial results for the quarter ended March 31, 2019. Management’s quarterly conference call to discuss these results is scheduled for 2:30 p.m. MDT on May 8, 2019.  The Company’s unaudited financial statements, Management’s Discussion and Analysis together with other important disclosures can be found in the Company’s Quarterly Report on Form 10-Q, filed on May 6, 2019 with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities.

A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

99.1 Press Release dated May 6, 2019*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: May 7, 2018	By: s/Frederick H. Earnest Frederick H. Earnest President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.  Description
99.1         Press Release dated May 6, 2019*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.